EXHIBIT 10.6



                 CYBER MERCHANTS EXCHANGE, INC., D.B.A. C-ME.COM

                             2001 STOCK OPTION PLAN


         1.  Purpose.  The  purpose  of  this  Plan  is  to  provide  additional
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incentives  to key  employees,  officers,  directors  and  consultants  of CYBER
MERCHANTS EXCHANGE, INC., and any of its Subsidiaries, thereby helping to attract and retain the best available personnel for positions of responsibility with those corporations and otherwise promoting the success of the business activities of such corporations. It is intended that Options issued under this Plan constitute nonqualified stock options, unless otherwise specified.

         2.       Definitions.  As used herein, the following definitions apply:
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                  (a)    "1934 Act" means the Securities Exchange Act of 1934,
                         as amended.

                  (b)    "Board" means the Board of Directors of the Employer.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d)    "Common Stock" means the Employer's common stock.

                  (e) "Committee" means the Board or the Committee appointed by the Board in accordance with Section 4(a).

                  (f)    "Continuous   Status  as  an   Employee"   means  the
                         absence of any interruption or termination of service as an Employee; Continuous Status as an Employee will not be considered interrupted in the case of sick leave, military leave, or any other approved leave of absence.

                  (g) "Consultant" means any person who is not an employee or officer of Employer who serves as a consultant of the Employer or any Subsidiary of the Employer that is hereafter organized or acquired by the Employer

                  (h) "Employee" means any person employed by or serving as an employee, officer or director of the Employer or any Subsidiary of the Employer that is hereafter organized or acquired by the Employer.

                  (i) "Employer" means Cyber Merchants Exchange, Inc., d.b.a. c-me.com, a California corporation.

                  (j) "Nonemployee Director" has the meaning set forth in Rule 16b-3 under the 1934 Act.


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                  (k)    "Option" means a stock option granted under the Plan.

                  (l) "Optioned Stock" means the Common Stock subject to an Option.

                  (m)    "Optionee" means any person who receives an Option.

                  (n)    "Plan" means this 2001 Stock Option Plan.

                  (o) "Subsidiary" means any bank or other corporation of which not less than fifty percent (50%) of the voting shares are held by the Employer or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Employer or a Subsidiary.

         3.       Stock Subject to Options.
                  ------------------------

                  (a) Number of Shares  Reserved.  The maximum  number of shares
                      --------------------------
         that may be optioned and sold under the Plan is one million (1,000,000) shares of Common Stock of the Employer, subject to adjustment as provided in Section 6(j). During the term of this Plan, the Employer will at all times reserve and keep available a sufficient number of shares of its Common Stock to satisfy the requirements of the Plan.

                  (b) Expired  Options.  If any  outstanding  Option  expires or
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         becomes  unexercisable  for any reason without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option will again become available for other Option grants.

         4.       Administration of the Plan.
                  --------------------------

                  (a) The  Committee.  The  Plan is  administered  by the  Board
                      --------------
         directly, acting as a Committee of the whole, or if the Board elects, by a separate Committee appointed by the Board for that purpose and consisting of at least two Board members, all of who must be Nonemployee Directors. All references in the Plan to the "Committee" are to such separate Committee, if any is established, or if none is then in existence, then to the Board as a whole. Once appointed, any such Committee must continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies (however caused). At all times, the Board has the power to remove all members of the Committee and thereafter to directly administer the Plan as a Committee of the whole.

                  (b) Meetings;  Reports.  The Committee shall select one of its
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         members as chairman,  and hold meetings at such times and places as the chairman or a majority of the Committee may determine. All actions of the Committee must be either by (i) a majority vote of the members of the full Committee at a meeting of the Committee, or (ii) by unanimous written consent of all members of the full Committee without a meeting.


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         At least  annually,  the Committee must present a written report to the
         Board indicating the persons to whom Options have been granted since the date of the last such report, and in each case the date or dates of Options granted, the number of shares optioned, and the Option price per share.

                  (c) Powers of the  Committee.  Subject to all  provisions  and
                      ------------------------
         limitations of the Plan, the Committee has the authority and discretion to:

                           (1) Determine the persons to whom Options are to be granted, the times of grant, the number of shares to be represented by each Option, and the vesting schedule of the Options;

                           (2)  Interpret the Plan;

                           (3) Authorize any person or persons to execute and deliver Option agreements or to take any other actions deemed by the Committee to be necessary or appropriate to effectuate the grant of Options by the Committee; and

                           (4) Make all other  determinations and take all other
                  actions that the Committee deems necessary or appropriate to administer the Plan in accordance with its terms and conditions.

                  (d) Final Authority;  Limitation of Liability. The Committee's
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         decisions,  determinations and interpretations are final and binding on all persons, including all Optionees and any other holders or persons interested in any Options, unless otherwise expressly determined by a vote of the majority of the entire Board. No member of the Committee or of the Board may be held liable for any action or determination made in good faith with respect to the Plan or any Option.

                  (e) Approval of Grants to Committee  Composed of  Non-Employee
                      ----------------------------------------------------------
         Directors.  Any grant of Options to a member of a Committee composed of
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         Non-Employee  Directors  shall  be  approved  of by the  full  Board of
         Directors. The full Board of Directors shall then be construed as the Committee for purposes of administering the Plan with respect to such Options.

         5.       Eligibility;  Limitation of Rights.  The grant of Options
                  ----------------------------------
under the Plan is entirely discretionary with the Committee, and the adoption of the Plan does not confer upon any person any right to receive any Option or Options unless and until granted by the Committee, in its sole discretion. Neither the adoption of the Plan nor the grant of any Options to any person or Optionee will confer any right to continued employment, nor shall the same interfere in any way with that person's right or that of the Employer (or any Subsidiary) to terminate the person's employment at any time.

         6.       Option  Terms;  Conditions.  All  Option  grants  under  the
                  --------------------------
Plan must be (i) approved by the Committee; and (ii)documented in written Option agreements in such form as the Committee approves from time to time. All Option agreements must comply with, and are subject to the following terms and conditions:

                  (a) Number of Shares.  Each  Option  agreement  must state the
                      ----------------
         number of shares subject to Option. Any number of Options may be granted to a single eligible person at any time and from time to time.

                  (b) Exercise  Price.  The Option exercise price for the shares
                      ---------------
         of Common Stock to be issued under the Plan will be the average of the closing bid prices of the Company's Common Stock as reported on the National Association of Securities Dealers Automated Quotation System for the National Market, ("NASDAQ") or, if such security is not listed or admitted to trading on the NASDAQ, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by the National Association of Security Dealers, Inc., or a similar generally accepted reporting service, as the case may be (the "Closing Bid Price").

                  (c) Consideration;  Manner of Exercise.  The Exercise Price is
                      ----------------------------------
         payable either (i) in U.S. dollars, or (ii) if approved by the Board, in other consideration including, without limitation, Common Stock of the Employer, Group, or other property. An Option is deemed to be exercised when written notice of exercise has been given to the Employer in accordance with the terms of the Option by the person entitled to exercise the Option, together with full payment for the shares of Common Stock subject to said notice.

                  (d) Term of Option.  Under no circumstances may an Option
                      --------------
         granted under the Plan be  exercisable  after the  expiration  of ten
         (10) years from the date such Option is granted. The term of each Option must be determined by the Committee in its discretion.

                  (e) Date of Grant; Vesting; Holdings Period. The grant date of
                      ---------------------------------------
                      an Option, for all purposes, is the date the Committee, or an authorized agent of the Committee, makes the determination granting the Option, as set forth in the Option agreement. Shares of Common Stock obtained upon the exercise of any Option may not be sold by any Optionee that is subject to Section 16 of the 1934 Act until six
                      (6) months have elapsed since the date of the Option grant. The vesting schedule for all Options shall be determined by the Committee in its discretion and shall be stated in the Option agreement.

                  (f)  Death  of  Optionee.  In the  event  of the  death  of an
                       -------------------
         Optionee who at the time of his or her death was an Employee and who had been in Continuous Status as an Employee since the date of grant of the Option, any unexercised and vested Option terminates on the tenth anniversary of the date of grant of the Option. Under these circumstances, the Option will be exercisable at any time prior to such termination by the Optionee's estate, or by such person or persons who have acquired the right to exercise the Option by bequest or by inheritance or by reason of the death of the Optionee. Any Optioned Stock subject to an unvested Option shall revert back into the pool of Common Stock established under the Plan and shall be available for grant pursuant to a new Option.

                  (g)  Disability  of Optionee.  If an  Optionee's  status as an
                       -----------------------
         Employee is terminated at any time during the Option period by reason of a disability (within the meaning of Section 22(e)(3) of the Code) and if the Optionee had been in Continuous Status as an Employee at all times between the date of grant of the Option and the termination of Optionee's status as an Employee, any unexercised and vested Option terminates on the tenth anniversary of the date of grant of the Option. Any Optioned Stock subject to an unvested Option shall revert back into the pool of Common Stock established under the Plan and shall be available for grant pursuant to a new Option.

                  (h)  Termination of Status as an Employee.
                       ------------------------------------

                           (i) Unless otherwise determined by the Committee or otherwise stated in an Option agreement, if an Optionee's status as an Employee is terminated by the Employee at any time after the grant of an Option for any reason other than death or disability, as provided in Sections 6(f) and 6(g), then any unexercised and vested Option terminates ninety (90) days following Optionee's termination of status as an Employee. Any Optioned Stock subject to an unvested Option shall revert back into the pool of Common Stock established under the Plan and shall be available for grant pursuant to a new Option.

                           (ii) Unless otherwise determined by the Committee or otherwise stated in any Option agreement, if an Optionee's status as an Employee is terminated by the Company and such termination is not for "cause" as provided in Section 6(h)(iii), any unexercised and vested Option terminates on the tenth anniversary of the date of grant of the Option. Any Optioned Stock subject to an unvested Option shall revert back into the pool of Common Stock established under the Plan and shall be available for grant pursuant to a new Option.

                           (iii) Unless otherwise determined by the Committee or otherwise stated in any Option agreement, if an Optionee's status as an Employee is terminated by the Company, and such termination is for "cause" (such termination being referred to as a "Termination for Cause") at any time after the grant of an Option by the Company, then all Options (both vested and unvested) shall terminate on the date of termination of Optionee's status as an Employee and any Optioned Stock subject to such Options, shall revert back into the pool of Common Stock established under the Plan and shall be available for grant pursuant to a new Option. Termination for Cause shall mean a termination due to objective evidence of any of the following: (i) material dishonesty related to employment; (ii) fraud; (iii) conviction of a felony; or (iv) misappropriation of material Company assets or business opportunities. An Optionee's attempted resignation to avoid a Termination for Cause shall not be effective if the conduct that ultimately results in the Termination for Cause occurred prior to the attempted resignation.

                  (i) Nontransferability of Options.  Except as permitted by the
                      -----------------------------
         Committee, no Option granted under the Plan may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

                  (j) Adjustments Upon Changes in Capitalization. Subject to any
                      ------------------------------------------
         required action by the shareholders of the Employer, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock available for grant of additional Options, and the price per share of Common Stock specified in each outstanding Option, must be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from any stock split or other subdivision or consolidation of shares, the payment of any stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Employer; provided, however, that conversion of any convertible securities of the Employer will not be deemed to have been "effected without receipt of consideration."

                  Any adjustments as a result of a change in the Employer's capitalization will be made by the Committee, whose determination in that respect is final, binding and conclusive. Except as otherwise expressly provided in this Section 6(j), no Optionee shall have any rights by reason of any stock split or the payment of any stock dividend or any other increase or decrease in the number of shares of Common Stock. Except as otherwise expressly provided in this Section 6(j), any issue by the Employer of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect the number of shares or price of Common Stock subject to any Options, and no adjustments in Options shall be made by reason thereof. The grant of an Option under the Plan does not in any way affect the right or power of the Employer to make adjustments, reclassifications, reorganizations or changes of its capital or business structure.

                  (k) Conditions Upon Issuance of Shares. Shares of Common Stock
                      ----------------------------------
         may not be issued with respect to an Option granted under the Plan unless the exercise of the Option and the issuance and delivery of such shares pursuant thereto complies with all applicable provisions of law, including, applicable federal and state securities laws.

                  As a condition to the exercise of an Option, the Employer may require the person exercising such Option to represent and warrant at the time of exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such Common Stock if, in the opinion of counsel for the Employer, such a representation is required by any relevant provisions of law.

                  (l) Change of  Control,  Merger,  Sale of Assets,  Etc. In the
                      --------------------------------------------------
         event of the sale or other transfer of the outstanding shares of stock of the Employer in one transaction or a series of related transactions or a merger or reorganization of the Employer with or into any other corporation, where immediately following the transaction, those persons who were shareholders of the Employer immediately before the transaction control less than 50% of the voting power of the surviving organization (a "change of control event") or in the event of a proposed sale of substantially all of the assets of the Employer, or in the event of a proposed dissolution or liquidation of the Employer (collectively, "sale transaction"), unless otherwise determined by the Committee or otherwise stated in an instrument evidencing an Option, all outstanding Options that have not been exercised shall be extinguished and revert to the Plan immediately before the date of closing of any change of control event or sale transaction or such earlier date as the Committee may fix. The Employer shall notify each holder of outstanding Options at least five (5) business days prior to the closing date of a change of control event or sale transaction in writing delivered to the holder's last known address.

                  (m)  Substitute   Stock  Options.   In  connection   with  the
                       ---------------------------
         acquisition or proposed acquisition by the Employer or any Subsidiary, whether by merger, acquisition of stock or assets, or other reorganization transaction, of a business any employees of which have been granted options, the Committee is authorized to issue, in substitution of any such unexercised stock options, a new Option under this Plan or any successor plan (whether created by the Company or its acquirer) which confers upon the Optionee substantially the same benefits as the old option.

                  (n) Tax Compliance.  The Employer, in its sole discretion, may
                      --------------
         take any actions that it reasonably believes to be required in order to comply with any local, state, or federal tax laws relating to the reporting or withholdings of taxes attributable to the grant or exercise of any Option or the disposition of any shares of Common Stock issued upon exercise of an Option, including, but not limited to: (i) withholdings from any Optionee exercising an Option a number of shares of Common Stock having a fair market value equal to the amount required to be withheld by Employer under applicable tax laws, and (ii) withholdings from any form of compensation or other amount due an Optionee or holder of shares of Common Stock issued upon exercise of an Option any amount required to be withheld by Employer under applicable tax laws. Withholdings or reporting is considered required for purposes of this Section 6(n) if any tax deduction or other favorable tax treatment available to Employer is conditioned upon such reporting or withholdings.

                  (o) Other  Provisions.  Option  agreements  executed under the
                      -----------------
         Plan may contain such other provisions as the Committee deems advisable, provided that they are not inconsistent with any of the other terms and conditions of the Plan or applicable laws.

         7. Term of the Plan.  The Plan is  effective on the date of adoption of
            ----------------
the Plan by the Board. Unless sooner terminated as provided in Section 8, the Plan will terminate on the tenth (10th) anniversary of its effective date. Options may be granted at any time after the effective date and prior to the date of termination of the Plan.

         8. Amendment;  Early Termination.  The Board may terminate or amend the
            -----------------------------
Plan at any time and in such respects as it deems advisable, although no amendment or termination would affect any previously-granted Options, which would remain in full force and effect notwithstanding any amendment or termination of the Plan. Shareholder approval of any amendments to the Plan must be obtained whenever required by applicable law(s) or stock market regulations.

         9.  Inability  to Obtain  Authority.  The  inability of the Employer to
             -------------------------------
obtain authority to issue and sell shares under the Plan from any regulatory body having jurisdiction, which authority is considered by the Employer's counsel to be necessary to the lawful issuance and sale of the shares under the Plan, will relieve the Employer of any liability in respect of the failure to issue or sell those shares.

         10. Shareholder Ratification. The adoption of the Plan shall be subject
             ------------------------
to ratification by the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at a duly convened meeting of the shareholders of the Employer, which ratification must occur within twelve (12) months before or after the date of adoption of the Plan by the Board.









                                     * * * *

                             CERTIFICATE OF ADOPTION

 I certify that the foregoing plan was adopted by the Board on ________________.

                                          ---------------------------------
                                          James L. Vandeberg
                                          Secretary
                                          Cyber Merchants Exchange, Inc., d.b.a.
                                          c-me.com